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                                                              EXHIBIT 10.2(d)(2)
                                                              ------------------


                                   SCHEDULE TO
           FORM OF NON-QUALIFIED STOCK OPTION AND REPURCHASE AGREEMENT
                                EKCO GROUP, INC.

         The following persons each have a Non-Qualified Stock Option and Repurchase Agreement with the Company which is identical in form to the foregoing Form of Non-Qualified Stock Option and Repurchase Agreement, except as to grant date, number of shares granted and exercise price of each such option:


                                                                       No. of Shares
Name and Position                                     Grant Date          Granted          Exercise Price
-----------------                                     ----------       -------------       --------------

George W. Carmany, III, Director                       10-28-97           10,000             $6.46875

Michael G. Frieze, Director                            10-28-97           10,000              6.46875

Avram J. Goldberg, Director                            10-28-97           10,000              6.46875

Stuart B. Ross, Director                               10-28-97           10,000              6.46875

Bill W. Sorenson, Director                             10-28-97           10,000              6.46875

Herbert M. Stein, Director                             10-28-97           10,000              6.46875